Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock

of

CRESCENT FINANCIAL CORPORATION

and

CRESCENT FINANCIAL BANCSHARES, INC.

at

$4.75 Net Per Share

Pursuant to the Offer to Purchase Dated November 8, 2011

by

PIEDMONT COMMUNITY BANK HOLDINGS, INC.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 7, 2011, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By First Class Mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	By Facsimile (For Eligible Institutions only) (617) 360-6810 Confirmation of Facsimile Transmissions by Telephone: (781) 575-2332	By Registered or Certified Mail, or Overnight Delivery: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions Suite V 250 Royall Street Canton, MA 02021

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Shareholder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificates(s))	Shares of Crescent Financial Common Stock Tendered (Attach Additional Signed List if Necessary)
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares
* Need not be completed if transfer is made by book-entry transfer. ** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

Indicate below the order (by certificate number) in which shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order, if less than all tendered shares are purchased due to proration, shares will be selected for purchase by the Depositary. See Instruction 12.

    1st:                     2nd:                     3rd:                     4th:                     5th:

DELIVERY OF THIS LETTER OF TRANSMITTAL BY ANY MEANS OTHER THAN AS PROVIDED HEREIN WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND, IF YOU ARE A U.S. PERSON, COMPLETE THE ENCLOSED IRS FORM W-9. IF YOU ARE A FOREIGN PERSON, YOU MUST OBTAIN AND COMPLETE AN IRS FORM W-8BEN OR OTHER IRS FORM W-8, AS APPLICABLE.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

You should use this Letter of Transmittal only if (1) you are also enclosing certificates for Shares (as defined below) you desire to tender, or (2) you intend to deliver certificates for such Shares under a notice of guaranteed delivery previously sent to the Depositary, or (3) you are delivering Shares through a book-entry transfer into the Depositary’s account at the Depository Trust Company (i.e., the book-entry transfer facility) in accordance with Section 2 (“Procedures for Tendering Shares”) of the Offer to Purchase.

If you desire to tender Shares in the Offer, but you cannot deliver the certificates for such Shares and all other required documents to the Depositary by the Expiration Date, or cannot comply with the procedures for book-entry transfer on a timely basis, then you may tender your Shares according to the guaranteed delivery procedures set forth in Section 2 (“Procedures for Tendering Shares”) of the Offer to Purchase. See Instruction 2. Delivery of the Letter of Transmittal and any other required documents to the book-entry transfer facility does not constitute delivery to the Depositary.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY FACILITY MAY DELIVER SHARES BY BOOK-ENTRY):

Name(s) of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Shareholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivered by book-entry transfer, check box and complete the following: ☐

Name(s) of Tendering Institution:

Account Number:

Transaction Code Number:

IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 11.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Piedmont Community Bank Holdings, Inc., a Delaware corporation (“Purchaser”) the above described common stock, par value $1.00 per share (the “Crescent NC Shares”), of Crescent Financial Corporation, a North Carolina corporation (“Crescent NC”), pursuant to Purchaser’s offer to purchase up to 6,442,105 Shares (as defined below) for $4.75 net per share, in cash, without interest and less applicable withholding taxes, upon the terms and subject to the conditions set forth in the offer to purchase dated November 8, 2011 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this letter of transmittal (this “Letter of Transmittal” which, together with the Offer to Purchase, as each may be amended and supplemented from time to time, constitutes the “Offer”). After commencement of the Offer and prior to its expiration, Crescent NC will reincorporate as a Delaware corporation (the “Reincorporation”) through a merger of Crescent NC with and into a newly formed Delaware corporation organized as a subsidiary of Crescent NC, with the newly formed Delaware corporation as the surviving corporation continuing the business of Crescent NC under the name Crescent Financial Bancshares, Inc. (“Crescent DE”). As a result of the Reincorporation, the Crescent NC Shares will automatically be converted into shares of common stock, par value $0.001 per share (the “Crescent DE Shares”), of Crescent Financial Bancshares, Inc., and any outstanding stock certificate of Crescent NC at the time of the Reincorporation will automatically represent Crescent DE Shares immediately after the consummation of the Reincorporation. References to “Shares” mean the Crescent NC Shares prior to the completion of the Reincorporation and the Crescent DE Shares after the completion of the Reincorporation, and references to “Crescent Financial” refer to Crescent NC prior to completion of the Reincorporation and Crescent DE thereafter.

The Offer expires at 5:00 p.m., New York City time, on December 7, 2011, unless extended by Purchaser as described in the Offer to Purchase (as may be extended, the “Expiration Date”). Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice the rights of the undersigned to receive payment for Shares validly tendered and accepted for payment.

Subject to and effective on acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby (1) sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby that are so accepted and paid for; (2) orders the registration of any Shares tendered by book-entry transfer that are purchased under the Offer to or upon the order of Purchaser; and (3) irrevocably constitutes and appoints Computershare Trust Company, N.A. (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned, with the full knowledge that the Depositary also acts as the agent of Purchaser, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such Shares, to perform the following functions:

1. deliver certificates for such Shares or transfer ownership of such Shares on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, upon receipt by the Depositary, as the undersigned’s agent, of the purchase price for Shares;

2. present such Shares for cancellation and transfer on Purchaser’s books; and

3. receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with terms of the Offer.

The undersigned further understands and acknowledges that the Offer will expire on the Expiration Date, unless extended or earlier terminated by Purchaser.

The undersigned hereby covenants, represents and warrants to Purchaser that, in connection with its tender of the Shares indicated in the box above:

1. the undersigned has a net long position in the Shares at least equal to the number of Shares being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is tendering the Shares in compliance with Rule 14e-4 under the Exchange Act;

2. the undersigned has received a copy of this Letter of Transmittal and the Offer to Purchase and agrees to be bound by all the terms and conditions of the Offer;

3. the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered;

4. when and to the extent Purchaser accepts the Shares for purchase, Purchaser will acquire good and marketable title to them, free and clear of all security interests, charges, liens, restrictions, claims and encumbrances; and

5. the undersigned will, upon Purchaser’s request or the request of the Depositary, as applicable, execute and deliver any additional documents deemed by Purchaser or Depositary to be necessary or desirable to complete the tender of such Shares, all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion determine, with respect to all of the Shares tendered hereby that have been accepted for payment by Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof), at any meeting of shareholders of Crescent Financial (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other power of attorney, proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent power of attorney or proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

The undersigned understands that Purchaser’s acceptance of the Shares tendered pursuant to the procedures described in Section 2 (“Procedures for Tendering Shares”) of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, Purchaser may amend the Offer, or may postpone the acceptance for payment of, or the payment for, Shares tendered, or may accept for payment fewer than all of the Shares tendered. The undersigned understands that (unless otherwise specified in the box entitled “Special Delivery Instructions” and/or “Special Payment Instructions” below) certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above or, in the case of Shares tendered through the book-entry transfer facility and not purchased, credited to the account at the book-entry transfer facility designated above.

THE NAMES AND ADDRESSES OF THE REGISTERED SHAREHOLDERS SHOULD BE PRINTED, IF THEY ARE NOT ALREADY PRINTED ABOVE, EXACTLY AS THEY APPEAR ON THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY. THE CERTIFICATE NUMBERS, THE NUMBER OF SHARES REPRESENTED BY SUCH CERTIFICATES, AND THE NUMBER OF SHARES THAT THE UNDERSIGNED WISHES TO TENDER, SHOULD BE SET FORTH IN THE APPROPRIATE BOXES ABOVE.

Unless otherwise indicated below in the box entitled “Special Payment Instructions,” please issue the check for the aggregate purchase price with respect to any Shares purchased (less the amount of any applicable withholding tax), and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned, or by credit to the account at the book-entry transfer facility designated above. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the aggregate purchase price for the Shares purchased (less the amount of any applicable withholding tax), and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both the “Special Payment Instructions” and the “Special Delivery Instructions” are completed, please issue the check for the aggregate purchase price for Shares purchased (less the amount of any applicable withholding tax, and the amount, if any, of any stock transfer taxes not paid by Purchaser) and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

The undersigned recognizes that Purchaser has no obligation, under the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered shareholder, or to order the registration or transfer of Shares tendered by book-entry transfer, if Purchaser purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

For purposes of the Offer, the undersigned understands that Purchaser will be deemed to have accepted for purchase validly tendered Shares, or defectively tendered Shares with respect to which Purchaser has waived such defect, if, as and when Purchaser gives oral or written notice thereof to the Depositary.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal will survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Shares not tendered or not accepted for purchase and/or if the payment check for the aggregate purchase price for the Shares accepted for purchase (less the amount of any applicable withholding tax) are to be issued in the name of someone other than the undersigned.

Check One or Both Boxes as Appropriate:

☐ Mail Statements to: ☐ Mail Payment Check(s) to:
Name:
(Please Print)

Address:
(Please Print)

(Include Zip Code)

(Taxpayer Identification Number, Social Security Number or Employer Identification Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificate(s) for Shares not tendered or not accepted for purchase and/or if the payment check for the aggregate purchase price for the Shares accepted for purchase (less the amount of any applicable withholding tax) are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Check One or Both Boxes as Appropriate:

☐ Issue Statements to: ☐ Issue Payment Check(s) to:
Name:
(Please Print)

Address:
(Please Print)

(Include Zip Code)

(Taxpayer Identification Number, Social Security Number or Employer Identification Number)

SIGN HERE

TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS

(Please Complete and Return With the Attached IRS Form W-9,

or the Appropriate IRS Form W-8)

This Letter of Transmittal must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share certificate(s) and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Purchaser of such person’s authority to so act. See Instruction 5 below.

(Signature(s) of Shareholder(s) or Authorized Signatory)

Dated: , 2011

Name(s):

(Please Print)

Capacity (Full Title):
(Please Print)

Address:

(Include Zip Code)

Area Code and Telephone No.:

SIGNATURE GUARANTEE (If Required—See Instructions 1 and 5 below)

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (include zip code) and Telephone Number (include area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated: , 2011

Place medallion guarantee in space below:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.    Guarantee of Signatures.    Except as otherwise provided in this Instruction, all signatures on this Letter of Transmittal must be guaranteed by a financial institution that is a participant in the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution” as such term is defined in Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if either (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this Letter of Transmittal, shall include any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of such Shares) tendered herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” in this Letter of Transmittal; or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 5. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 5.

2.    Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    You should use this Letter of Transmittal only if you are (a) forwarding certificates with this Letter of Transmittal, (b) going to deliver certificates under a notice of guaranteed delivery previously sent to the Depositary, or (c) causing Shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 2 (“Procedures for Tendering Shares”) of the Offer to Purchase. In order for you to validly tender Shares, the Depositary must receive certificates for all physically tendered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary’s account at the book-entry transfer facility, together in each case with a properly completed and duly executed Letter of Transmittal with any required signature guarantees, or an Agent’s Message in connection with book-entry transfer, and any other documents required by this Letter of Transmittal, at one of its addresses set forth in this Letter of Transmittal by the expiration date.

The term “Agent’s Message” means a message transmitted by the book-entry transfer facility to, and received by, the Depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that we may enforce such agreement against such participant.

Guaranteed Delivery.    If you cannot deliver your Shares and all other required documents to the Depositary by the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, you may tender your Shares, pursuant to the guaranteed delivery procedure described in Section 2 (“Procedures for Tendering Shares”) of the Offer to Purchase, by or through any Eligible Institution. To comply with the guaranteed delivery procedure, you must (i) properly complete and duly execute a notice of guaranteed delivery substantially in the form provided to you by Purchaser, specifying the price at which you are tendering your Shares, with any required signature guarantees, in the form set forth in the notice of guaranteed delivery; (ii) arrange for the Depositary to receive the notice of guaranteed delivery by the Expiration Date; and (iii) ensure that the Depositary receives the certificates for all physically tendered Shares or book-entry confirmation of electronic delivery of Shares, as the case may be, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees or an Agent’s Message, and all other documents required by this Letter of Transmittal, within three trading days after receipt by the Depositary of such notice of guaranteed delivery, all as provided in Section 2 (“Procedures for Tendering Shares”) of the Offer to Purchase.

The notice of guaranteed delivery may be delivered by hand, facsimile transmission or certified mail to the Depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For Shares to be tendered validly under the guaranteed delivery procedure, the Depositary must receive the notice of guaranteed delivery before the Expiration Date.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF YOU CHOOSE TO DELIVER THE DOCUMENTS BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. IN ALL CASES, PLEASE ALLOW SUFFICIENT TIME TO ASSURE DELIVERY.

Except as provided herein or in the Offer to Purchase, Purchaser will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares. By executing this Letter of Transmittal, you waive any right to receive any notice of the acceptance for payment of your tendered Shares.

3.    Inadequate Space.    If the space provided in the box captioned “Description of Shares Tendered” is inadequate, then you should list the certificate numbers, the number of Shares represented by the certificate(s) and the number of Shares tendered with respect to each certificate on a separate signed schedule attached to this Letter of Transmittal.

4.    Partial Tenders.    (Not applicable to shareholders who tender by book-entry transfer.)    If fewer than all the Shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) representing Crescent DE Shares for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.    Signatures on Letter of Transmittal; Signature Guarantees.

•

Exact Signature.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) written on the face of the certificate(s) without any change whatsoever.

•	Joint Holders. If the Shares tendered are registered in the names of two or more persons, each such person must sign this Letter of Transmittal.

•

Multiple Certificates.    If any Shares tendered are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registration of certificates.

•

Signatures of Fiduciaries.    If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit to the Depositary proper evidence satisfactory to Purchaser of his or her authority to so act.

•

Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment of the purchase price for Shares is to be made, or the certificates for Shares not tendered or tendered but not purchased are to be issued, to a person other than the registered holder(s). SIGNATURE(S) ON ANY SUCH CERTIFICATE(S) OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

•

Signed By or Payment to a Person Other than the Registered Holder.    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, or if payment is to be made to a person other than the registered holder(s), the certificate(s) representing such Shares must be endorsed for transfer or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such Shares. SIGNATURE(S) ON ANY SUCH CERTIFICATE(S) OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

6.    Stock Transfer Taxes.    Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Shares to it, or to its order, pursuant to the Offer. If payment is to be made to, or if Shares not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Shares are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

7.    Special Payment and Delivery Instructions.    If any of the following conditions are applicable:

a.	check(s) for the purchase price for Shares purchased pursuant to the Offer are to be issued to a person other than the person(s) signing this Letter of Transmittal; or

b.	check(s) for the purchase price of Shares are to be sent to any person other than the person signing this Letter of Transmittal, or to the person signing this Letter of Transmittal, but at a different address; or

c.	certificates for any Shares not tendered, or tendered but not purchased, are to be returned to and in the name of a person other than the person(s) signing this Letter of Transmittal,

then, in each such case, you must complete the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” as applicable in this Letter of Transmittal and make sure that the signatures herein are guaranteed as described in Instructions 1 and 5.

8.    Tax Identification Number and Backup Withholding.    Under the U.S. federal backup withholding rules, unless an exemption applies under the applicable law and regulations, the gross proceeds payable to a shareholder or other payee pursuant to the Offer may be subject to U.S. federal backup withholding tax at the applicable rate (currently 28%). Backup withholding generally will apply if the recipient of such payment fails to provide its taxpayer identification number (employer identification number or social security number) to the Depositary (as payer), certified under penalties of perjury, as well as certain other information or otherwise fails to establish an exemption from backup withholding. Therefore, each tendering shareholder that is a U.S. person (including a U.S. resident alien) should complete and sign the IRS Form W-9 enclosed with this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding. If a correct taxpayer identification number is not provided to the Depositary, the U.S. person may be subject to penalties imposed by the IRS.

Certain shareholders (including, among others, all corporations and certain foreign persons) are not subject to backup withholding provided they have established to the satisfaction of the Depositary their exemption. In order to satisfy the Depositary that a foreign tendering shareholder qualifies as an exempt recipient, such shareholder must submit an IRS Form W-8BEN or IRS Form W-8ECI (or in the case of certain foreign partnerships and other foreign intermediaries, IRS Form W-8IMY), signed under penalties of perjury, attesting to that shareholder’s exempt status. You can obtain a copy of the appropriate IRS Form W-8 from the Depositary.

For further information concerning backup withholding and instructions for completing the IRS Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the IRS Form W-9 if Shares are held in more than one name), consult the enclosed General Instructions with respect to IRS Form W-9.

9.    Irregularities.    Purchaser will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares and its determination shall be final and binding on all parties, subject to such parties disputing such determination in a court of competent jurisdiction. Purchaser reserves the absolute right to reject any and all tenders of Shares determined by it not to be in the proper form or the acceptance of or payment for which may be unlawful. Purchaser also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Shares and Purchaser’s interpretation of the terms of the Offer (including these instructions) shall be final and binding on all parties. No tender of Shares will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, all defects or irregularities in connection with tenders must be cured within such time as Purchaser shall determine. None of Purchaser, the Depositary, the information agent nor any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

10.    Waiver of Conditions.    Purchaser reserves the right, in its sole discretion, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the conditions to the Offer in the case of any Shares tendered, in whole or in part, at any time and from time to time.

11.    Lost, Stolen, Destroyed or Mutilated Certificates.    If any certificate representing any Shares has been lost, destroyed or stolen, the shareholder should promptly notify Crescent Financial’s transfer agent, First Shareholder Services, at (866) 215-2480. The shareholder will then be instructed by the transfer agent as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

12.    Order of Purchase.    As described in Section 1 of the Offer to Purchase, tendered shares may be subject to proration. Holders of Shares may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification of any gain or loss on the Shares purchased. See Sections 1 and 5 of the Offer to Purchase.

13.    Requests for Assistance or Additional Copies.    Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Purchaser’s expense.

THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW AT OR PRIOR TO THE EXPIRATION DATE FOR SHAREHOLDERS WISHING TO TENDER THEIR SHARES.

Form W-9 (Rev. January 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Print or type See Specific Instructions on page 2.	Check appropriate box for federal tax
	classification (required):	☐	Individual/sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
	☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)								▶			☐ Exempt payee
☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

	–	–

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 1-2011)

Form W-9 (Rev. 1-2011)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.

Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its

Form W-9 (Rev. 1-2011)	Page 3

owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/ disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/ disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

Form W-9 (Rev. 1-2011)	Page 4

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes.

Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depositary for the Offer is:

By First Class Mail:	By Facsimile (For Eligible Institutions only)	By Registered or Certified Mail, or Overnight Delivery:
Computershare Trust Company, N.A.	(617) 360-6810	Computershare Trust Company, N.A.
c/o Voluntary Corporate Actions		c/o Voluntary Corporate Actions
P.O. Box 43011	Confirmation of Facsimile	Suite V
Providence, RI 02940-3011	Transmissions by Telephone:	250 Royall Street
	(781) 575-2332	Canton, MA 02021

Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and all other Offer materials may be directed to the Information Agent as set forth below and will be furnished promptly at Purchaser’s expense. Questions regarding the terms of the Offer to Purchase and this Letter of Transmittal may be directed to the information agent at its address and telephone number set forth below. Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

501 Madison Avenue, 20th floor

New York, New York 10022

Shareholders may call toll free (888) 750-5834

Banks and Brokers may call collect (212) 750-5834